Business Combinations	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Business Combinations
BUSINESS COMBINATIONS
NRLP
In 2018, Hydro One entered into an agreement with the First Nations Partners, wherein a noncontrolling equity interest in Hydro One’s limited partnership, NRLP, would be made available for purchase at fair value by the First Nations Partners. On September 19, 2018, NRLP was formed to own a new 230 kV transmission line (Niagara Line) in the Niagara region. The Niagara Line enables generators in the Niagara area to connect to the load centres of the Greater Toronto and Hamilton areas. Hydro One Networks maintains and operates the Niagara Line in accordance with an operation and management services agreement. On September 12, 2019, the OEB granted NRLP a transmission licence and granted Hydro One Networks leave to sell the applicable Niagara Line assets to NRLP.
On September 18, 2019, the applicable Niagara Line assets were transferred from Hydro One Networks to NRLP for $119 million and operation of the line was contracted to Hydro One Networks. This transfer was financed with 60% debt ($71 million) and 40% equity ($48 million). The cash payment of $71 million was financed by debt sourced by NRLP from a Hydro One subsidiary, and the $48 million equity comprised partnership units issued by NRLP to Hydro One Networks. Subsequently, on the same date, Hydro One Networks sold to the Six Nations of the Grand River Development Corporation and to the Mississaugas of the Credit First Nation, through a trust, a 25.0% and 0.1%, respectively, equity interest in NRLP for total consideration of $12 million, representing the fair value of the equity interest acquired.
NRLP is fully consolidated in these Consolidated Financial Statements as it is controlled by Hydro One. The First Nations Partners' 25.1% noncontrolling interest in NRLP is classified within equity. Net income attributable to the First Nations Partners' noncontrolling interest for the period from September 18, 2019 to December 31, 2019 was not significant. See Note 28 - Noncontrolling Interest for additional information.
In addition, the Mississaugas of the Credit First Nation had an option to purchase an additional 19.9% equity interest in NRLP from Hydro One Networks at a price based on the value of the Niagara Line assets on the date of closing, subject to certain conditions. On December 31, 2019, the Mississaugas of the Credit First Nation exercised the option. The transaction closed on January 31, 2020. See Note 34 - Subsequent Events for additional information.
Avista Corporation Purchase Agreement
In July 2017, Hydro One reached an agreement to acquire Avista Corporation (Merger). On January 23, 2019, Hydro One and Avista Corporation announced that the companies have mutually agreed to terminate the Merger agreement. As a result of the termination of the Merger agreement, on January 24, 2019, Hydro One paid a US$103 million termination fee to Avista Corporation as required by the Merger agreement. In January 2019, the Company cancelled the $1.0 billion non-revolving equity bridge credit facility and the US$2.6 billion non-revolving debt bridge credit facility (Acquisition Credit Facilities), with no amounts drawn. On February 1, 2019, Hydro One entered into a credit agreement for a $170 million unsecured demand operating credit facility (Demand Facility) which was used to fund the payment of the Merger termination fee and other Merger-related costs. On June 6, 2019, the $170 million drawn on the Demand Facility was repaid, and the Demand Facility is no longer available. On February 8, 2019, Hydro One redeemed the convertible debentures and paid the holders of the Instalment Receipts $513 million ($333 per $1,000 principal amount) plus accrued and unpaid interest of $7 million. The redemption of the convertible debentures was paid with cash on hand. As a result of the termination of the Merger agreement, the deal-contingent foreign-exchange forward contract (Foreign-Exchange Contract) terminated, with no amounts paid or received by Hydro One.
The following amounts related to the termination of the Merger agreement were recorded by the Company during the year ended December 31, 2019. All amounts were recognized in the first quarter.

•	$138 million for payment of the US$103 million Merger termination fee recorded in operation, maintenance and administration costs;

•	$22 million financing charges, due to reversal of previously recorded unrealized gains upon termination of the Foreign-Exchange Contract;

•	redemption of $513 million convertible debentures and payment of related interest of $7 million; and

•	$24 million financing charges, due to derecognition of the deferred financing costs related to convertible debentures.
See Note 17 - Convertible Debentures and Note 18 - Fair Value of Financial Instruments and Risk Management for details of the convertible debentures and the Foreign-Exchange Contract, respectively.
Orillia Power Purchase Agreement
In August 2016, the Company reached an agreement to acquire Orillia Power Distribution Corporation (Orillia Power), an electricity distribution company located in Simcoe County, Ontario, from the City of Orillia for approximately $41 million, including the assumption of approximately $15 million in outstanding indebtedness and regulatory liabilities, subject to closing adjustments and regulatory approval by the OEB. In 2016, Hydro One filed an application with the OEB to acquire Orillia Power, which was denied by the OEB in April 2018. In September 2018, Hydro One filed a new application with the OEB for approval to acquire Orillia Power. An OEB oral hearing was held on December 2-3, 2019. A decision by the OEB is pending.
Peterborough Distribution Purchase Agreement
In July 2018, Hydro One reached an agreement to acquire the business and distribution assets of Peterborough Distribution Inc., an electricity distribution company located in east central Ontario, from the City of Peterborough for approximately $105 million. The acquisition is conditional upon the satisfaction of customary closing conditions and approval by the OEB and the Competition Bureau. In October 2018, the Company filed an application with the OEB for approval of the acquisition. In November 2018, the Competition Bureau issued no action letter, meaning that transaction can proceed from the Competition Bureau’s position. An OEB oral hearing was held on December 2-3, 2019. A decision by the OEB is pending.